UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 2, 2018 (December 29, 2017)

SOCIAL REALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

456 Seaton Street, Los Angeles, CA	90013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(323) 694-9800

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 29, 2017, Social Reality, Inc. (“Company”) held its 2017 Annual Meeting (“Annual Meeting”) at 11:00 a.m. Pacific Time at 456 Seaton Street, Los Angeles, California 90013. Only stockholders of record as of the close of business on December 7, 2017 (“Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 9,325,430 shares of the Company’s Class A common stock were issued, outstanding and entitled, of which 5,080,739 shares were represented, in person or by proxy, and which constituted a quorum. The final results of the stockholder vote on each proposal brought before the meeting were as follows:

(a) Proposal 1.  The following individuals were elected as directors to serve for a one-year term expiring at the 2018 Annual Meeting based upon the following votes:

			Broker
Nominee	Votes For	Votes Withheld	Non-Votes
Christopher Miglino	4,894,850	5,085
Kristoffer Nelson	4,894,935	5,000
Mark Savas	4,894,935	5,000
Malcolm CasSelle	4,889,850	10,085
Robert Jordan	4,889,935	10,000
Colleen DiClaudio	4,894,935	5,000

(b) Proposal 2.  The ratification of RBSM LLP, the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
5,070,722		10,017	--

(c) Proposal 3.  The approval of, pursuant to NASDAQ Listing Rule 5635(d), the issuance of shares of our Class A common stock upon the conversion of outstanding 12.5% senior secured convertible debentures issued by the company in a private placement in October 2017 that may be equal to or exceed 20% of our Class A common stock outstanding was approved based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
4,887,613	7,190	5,132

(d) Proposal 4.  The non-binding advisory vote on executive compensation was approved based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
4,340,101	546,802	13,032

(e) Proposal 5.  The non-binding advisory vote on the frequency of holding future advisory votes on execution compensation received the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
3,397,254	639,243	348,360	514,699

Accordingly, pursuant to the foregoing, the Company will take such results under advisement for determining the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2018

Social Reality, Inc.

By:	/s/ Christopher Miglino
Christopher Miglino Chief Executive Officer